UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2007

                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        001-11777               77-0227341
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

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                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (831) 753-6262

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On April 24, 2007 Monterey Gourmet Foods, Inc. (the "Company") issued a press release regarding the Company's projected net sales and earnings per share for its first quarter ended March 31, 2006. The full text of the Company's press release is attached hereto as Exhibit 99.1.

The information in this report and the attached exhibit is being furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01. Financial Statements and Exhibits.

 Exhibit
   No.                                  Description

  99.1         April 24, 2006 Press Release by Monterey Gourmet Foods, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MONTEREY PASTA COMPANY

Date: April 26, 2007                         By: /s/ SCOTT S. WHEELER
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                                                 Scott S. Wheeler
                                                 Chief Financial Officer

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